COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2024 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	78.2%
APARTMENT	4.3%
AvalonBay Communities, Inc.		6,099	$1,373,800
Camden Property Trust		8,641	1,067,423
Essex Property Trust, Inc.		9,582	2,830,714
UDR, Inc.		207,883	9,425,415

			14,697,352

DATA CENTERS	9.4%
Digital Realty Trust, Inc.		107,423	17,384,264
Equinix, Inc.		16,501	14,646,783

			32,031,047

FREE STANDING	3.3%
Agree Realty Corp.		36,051	2,715,722
NETSTREIT Corp.		142,445	2,354,616
Realty Income Corp.		96,754	6,136,138

			11,206,476

GAMING	3.2%
VICI Properties, Inc., Class A		325,313	10,836,176

HEALTH CARE	11.2%
Healthcare Realty Trust, Inc., Class A		433,472	7,867,517
Omega Healthcare Investors, Inc.		91,191	3,711,474
Welltower, Inc.		208,640	26,712,179

			38,291,170

HOTEL	1.1%
Host Hotels & Resorts, Inc.		207,770	3,656,752

INDUSTRIALS	7.1%
Americold Realty Trust, Inc.		106,681	3,015,872
BG LLH, LLC (Lineage Logistics)(a)		21,740	1,703,981
Lineage, Inc.		1,767	138,497
Prologis, Inc.(b)		142,795	18,032,153
Rexford Industrial Realty, Inc.		26,994	1,358,068

			24,248,571

MANUFACTURED HOME	3.2%
Equity LifeStyle Properties, Inc.		46,730	3,333,718
Sun Communities, Inc.		55,379	7,484,472

			10,818,190

OFFICE	0.7%
Highwoods Properties, Inc.		71,119	2,383,198

REGIONAL MALL	4.7%
Simon Property Group, Inc.		93,793	15,852,893

SELF STORAGE	5.6%
Extra Space Storage, Inc.		47,440	8,548,214
Public Storage		28,722	10,451,074

			18,999,288

SHOPPING CENTER	1.8%
Kimco Realty Corp.		268,353	6,231,157

		Shares	Value
SINGLE FAMILY HOMES	3.5%
Invitation Homes, Inc.		335,917	$11,844,433

SPECIALTY	2.9%
Iron Mountain, Inc.		75,940	9,023,950
Lamar Advertising Co., Class A		6,511	869,870

			9,893,820

TELECOMMUNICATIONS	13.1%
American Tower Corp.		132,592	30,835,595
Crown Castle, Inc.		116,300	13,796,669

			44,632,264

TIMBERLAND	3.1%
Rayonier, Inc.		94,383	3,037,245
Weyerhaeuser Co.		223,387	7,563,884

			10,601,129

TOTAL COMMON STOCK (Identified cost—$194,081,822)			266,223,916

PREFERRED SECURITIES—EXCHANGE-TRADED	7.8%
BANKING	0.9%
Bank of America Corp., 5.375%, Series KK(c)		14,965	367,091
Bank of America Corp., 6.00%, Series GG(c)		24,869	625,953
JPMorgan Chase & Co., 4.625%, Series LL(c)		22,843	523,105
JPMorgan Chase & Co., 5.75%, Series DD(c)		13,000	328,640
Wells Fargo & Co., 4.25%, Series DD(c)		9,775	198,139
Wells Fargo & Co., 4.75%, Series Z(c)		18,400	399,096
Wells Fargo & Co., 7.50%, Series L (Convertible)(c)		500	641,100

			3,083,124

BROKERAGE	0.1%
Morgan Stanley, 6.375%, Series I(c)		15,000	379,650

DIVERSIFIED	1.3%
Armada Hoffler Properties, Inc., 6.75%, Series A(c)		53,000	1,353,620
DigitalBridge Group, Inc., 7.125%, Series J(c)		43,643	1,119,879
DigitalBridge Group, Inc., 7.15%, Series I(c)		74,794	1,919,962

			4,393,461

FREE STANDING	0.1%
Agree Realty Corp., 4.25%, Series A(c)		16,180	341,560

HOTEL	0.7%
Pebblebrook Hotel Trust, 5.70%, Series H(c)		24,000	475,200
Pebblebrook Hotel Trust, 6.375%, Series G(c)		18,566	409,937
RLJ Lodging Trust, 1.95%, Series A (Convertible)(c)		15,408	401,841
Summit Hotel Properties, Inc., 5.875%, Series F(c)		14,054	294,853
Summit Hotel Properties, Inc., 6.25%, Series E(c)		31,105	652,272
Sunstone Hotel Investors, Inc., 6.125%, Series H(c)		11,402	255,519

			2,489,622

INDUSTRIALS	0.6%
LXP Industrial Trust, 6.50%, Series C(c)		17,289	916,317
Rexford Industrial Realty, Inc., 5.625%, Series C(c)		23,833	572,707
Rexford Industrial Realty, Inc., 5.875%, Series B(c)		15,000	362,250

			1,851,274

		Shares	Value
INSURANCE	0.1%
Allstate Corp., 7.375%, Series J(c)		10,725	$297,083

MANUFACTURED HOME	0.2%
UMH Properties, Inc., 6.375%, Series D(c)		18,731	451,230

OFFICE	0.3%
City Office REIT, Inc., 6.625%, Series A(c)		20,543	394,426
Hudson Pacific Properties, Inc., 4.75%, Series C(c)		27,282	374,309
Vornado Realty Trust, 5.25%, Series N(c)		17,438	312,663

			1,081,398

REGIONAL MALL	0.0%
Brookfield Property Partners LP, 5.75%, Series A(c)		506	7,489

SELF STORAGE	1.1%
National Storage Affiliates Trust, 6.00%, Series A(c)		15,031	375,625
Public Storage, 4.00%, Series P(c)		33,847	649,524
Public Storage, 4.00%, Series R(c)		8,000	156,240
Public Storage, 4.625%, Series L(c)		70,000	1,534,400
Public Storage, 4.70%, Series J(c)		28,621	643,114
Public Storage, 4.75%, Series K(c)		17,000	388,280

			3,747,183

SHOPPING CENTER	1.0%
CTO Realty Growth, Inc., 6.375%, Series A(c)		4,500	105,885
Kimco Realty Corp., 5.125%, Series L(c)		6,975	167,540
Regency Centers Corp., 5.875%, Series B(c)		25,000	608,750
Saul Centers, Inc., 6.00%, Series E(c)		21,465	506,359
Saul Centers, Inc., 6.125%, Series D(c)		39,100	907,765
SITE Centers Corp., 6.375%, Class A(c)		48,952	1,186,596

			3,482,895

SINGLE FAMILY HOMES	0.4%
American Homes 4 Rent, 5.875%, Series G(c)		23,645	597,509
American Homes 4 Rent, 6.25%, Series H(c)		33,098	829,105

			1,426,614

SPECIALTY	0.1%
EPR Properties, 5.75%, Series G(c)		16,472	378,691

TELECOMMUNICATION SERVICES	0.5%
AT&T, Inc., 4.75%, Series C(c)		18,000	378,180
AT&T, Inc., 5.00%, Series A(c)		18,000	401,940
AT&T, Inc., Senior Debt, 5.625%, due 8/1/67		19,118	478,141
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70		17,967	397,969

			1,656,230

UTILITIES	0.4%
CMS Energy Corp., 5.625%, due 3/15/78		5,162	128,844
CMS Energy Corp., 5.875%, due 10/15/78		17,000	420,240
CMS Energy Corp., 5.875%, due 3/1/79		20,000	495,600
Sempra, 5.75%, due 7/1/79		9,984	247,104
Southern Co., 4.95%, due 1/30/80, Series 2020		2,579	61,225

			1,353,013

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$26,423,049)			26,420,517

		Principal Amount*	Value
PREFERRED SECURITIES—OVER-THE-COUNTER	8.4%
BANKING	4.7%
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(c)(d)(e)		200,000	$221,308
Bank of America Corp., 6.10% to 3/17/25, Series AA(c)(e)		567,000	569,201
Bank of New York Mellon Corp., 3.75% to 12/20/26, Series I(c)(e)		388,000	367,177
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(e)		200,000	216,829
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(c)(d)(e)		800,000	902,731
BNP Paribas SA, 7.75% to 8/16/29 (France)(c)(d)(e)(f)		800,000	844,753
BNP Paribas SA, 8.50% to 8/14/28 (France)(c)(d)(e)(f)		400,000	430,137
Charles Schwab Corp., 4.00% to 6/1/26, Series I(c)(e)		1,250,000	1,200,549
Charles Schwab Corp., 4.00% to 12/1/30, Series H(c)(e)		500,000	447,771
Citigroup Capital III, 7.625%, due 12/1/36 (TruPS)		150,000	168,743
Citigroup, Inc., 4.00% to 12/10/25, Series W(c)(e)		900,000	883,399
Citigroup, Inc., 4.15% to 11/15/26, Series Y(c)(e)		400,000	385,061
Citigroup, Inc., 5.95% to 5/15/25, Series P(c)(e)		400,000	401,010
Citigroup, Inc., 6.25% to 8/15/26, Series T(c)(e)		430,000	437,623
Citigroup, Inc., 7.00% to 8/15/34, Series DD(c)(e)		150,000	160,891
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(c)(d)(e)		400,000	399,137
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(c)(d)(e)		600,000	595,703
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(c)(d)(e)(g)		200,000	206,738
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(c)(d)(e)(f)		200,000	200,256
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(c)(e)		430,000	430,000
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(c)(d)(e)		800,000	809,314
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(c)(e)		300,000	304,562
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(c)(e)		553,000	564,335
Regions Financial Corp., 5.75% to 6/15/25, Series D(c)(e)		200,000	199,634
Societe Generale SA, 8.00% to 9/29/25 (France)(c)(d)(e)(f)		600,000	606,425
Societe Generale SA, 9.375% to 11/22/27 (France)(c)(d)(e)(f)		200,000	210,608
State Street Corp., 6.70% to 9/15/29, Series J(c)(e)		200,000	207,560
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(c)(g)		EUR 200,000	253,954
Swedbank AB, 7.75% to 3/17/30 (Sweden)(c)(d)(e)(g)		200,000	212,000
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(e)		200,000	215,062
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(c)(d)(e)(g)		400,000	401,806
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(c)(d)(e)(f)		400,000	443,240
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(c)(e)		1,120,000	1,089,234
Wells Fargo & Co., 6.85% to 9/15/29(c)(e)		800,000	836,962
Wells Fargo & Co., 7.625% to 9/15/28(c)(e)		270,000	294,714

			16,118,427

BROKERAGE	0.1%
Goldman Sachs Group, Inc., 4.125% to 11/10/26, Series V(c)(e)		225,000	215,811
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(c)(e)		250,000	265,618

			481,429

DIVERSIFIED	0.1%
American Assets Trust LP, 6.15%, due 10/1/34		345,000	349,147

ENERGY	0.1%
BP Capital Markets PLC, 6.45% to 12/1/33(c)(e)		250,000	263,608

FINANCE	0.1%
American Express Co., 3.55% to 9/15/26, Series D(c)(e)		219,000	208,089

HOTEL	0.2%
Host Hotels & Resorts LP, 5.70%, due 7/1/34		285,000	294,403
Pebblebrook Hotel LP/PEB Finance Corp., 6.375%, due 10/15/29(f)		285,000	287,129

			581,532

		Principal Amount*	Value
INDUSTRIALS	0.0%
Americold Realty Operating Partnership LP, 5.409%, due 9/12/34		125,000	$125,460

INSURANCE	0.5%
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(e)(g)		400,000	401,199
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(e)		300,000	310,615
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(e)		300,000	311,423
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(e)(g)		606,000	606,677

			1,629,914

PIPELINES	0.5%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(e)		300,000	300,778
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(e)		340,000	351,110
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(e)		270,000	302,669
Energy Transfer LP, 6.50% to 11/15/26, Series H(c)(e)		200,000	200,022
Energy Transfer LP, 7.125% to 5/15/30, Series G(c)(e)		515,000	527,373

			1,681,952

SHOPPING CENTER	0.3%
Regency Centers LP, 5.25%, due 1/15/34		205,000	211,745
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(e)(f)		400,000	394,730
Unibail-Rodamco-Westfield SE, 7.25% to 7/3/28 (France)(c)(e)(g)		EUR 300,000	364,273

			970,748

TELECOMMUNICATION SERVICES	0.6%
AT&T, Inc., 2.875% to 3/2/25, Series B(c)(e)		EUR 500,000	551,972
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(e)		800,000	726,111
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(e)		70,000	57,802
Vodafone Group PLC, 6.25% to 10/2/24, due 10/3/78 (United Kingdom)(e)(g)		500,000	500,000
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(e)		300,000	316,974

			2,152,859

UTILITIES	1.2%
AES Corp., 7.60% to 10/15/29, due 1/15/55(e)		100,000	105,231
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(e)		400,000	375,028
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(e)		400,000	426,663
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(c)(e)		347,000	339,696
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(e)		283,000	300,638
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(e)		335,000	338,189
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(e)		400,000	415,736
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(e)(f)		333,000	352,189
Sempra, 4.125% to 1/1/27, due 4/1/52(e)		500,000	477,905
Sempra, 6.40% to 7/1/34, due 10/1/54(e)		500,000	502,191
Southern Co., 3.75% to 6/15/26, due 9/15/51, Series 21-A(e)		535,000	518,760

			4,152,226

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$28,362,181)			28,715,391

CORPORATE BONDS	2.2%
APARTMENT	0.1%
Essex Portfolio LP, 5.50%, due 4/1/34		460,000	478,399

DATA CENTERS	0.2%
Equinix Europe 2 Financing Corp. LLC, 5.50%, due 6/15/34		510,000	535,420

		Principal Amount*	Value
DIVERSIFIED	0.1%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27(f)		175,000	$163,288

FREE STANDING	0.1%
Agree LP, 5.625%, due 6/15/34		125,000	130,832
Realty Income Corp., 5.125%, due 7/6/34		EUR 275,000	338,233

			469,065

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31		100,000	88,065

OFFICE	0.2%
Hudson Pacific Properties LP, 5.95%, due 2/15/28		450,000	413,256
Piedmont Operating Partnership LP, 9.25%, due 7/20/28		175,000	195,936

			609,192

RETAIL	0.1%
Essential Properties LP, 2.95%, due 7/15/31		200,000	174,219

SELF STORAGE	0.1%
Public Storage Operating Co., 5.35%, due 8/1/53		225,000	232,921

SHOPPING CENTER	0.8%
Federal Realty OP LP, 4.50%, due 12/1/44		268,000	235,743
Kimco Realty OP LLC, 6.40%, due 3/1/34		165,000	183,802
Kite Realty Group Trust, 4.75%, due 9/15/30		900,000	900,594
Necessity Retail REIT, Inc./American Finance Operating Partner LP, 4.50%, due 9/30/28(f)		550,000	516,631
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, due 11/15/31		200,000	172,322
Phillips Edison Grocery Center Operating Partnership I LP, 5.75%, due 7/15/34		255,000	266,485
Retail Opportunity Investments Partnership LP, 6.75%, due 10/15/28		275,000	295,212
Tanger Properties LP, 2.75%, due 9/1/31		225,000	193,887

			2,764,676

SINGLE FAMILY HOMES	0.0%
American Homes 4 Rent LP, 5.50%, due 2/1/34		107,000	110,563

SPECIALTY	0.4%
Newmark Group, Inc., 7.50%, due 1/12/29		110,000	118,926
VICI Properties LP, 5.125%, due 5/15/32		375,000	376,847
VICI Properties LP, 5.625%, due 5/15/52		200,000	195,866
VICI Properties LP, 6.125%, due 4/1/54		150,000	157,353
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30(f)		594,000	564,562

			1,413,554

TELECOMMUNICATIONS	0.1%
American Tower Corp., 5.65%, due 3/15/33		425,000	449,249

TOTAL CORPORATE BONDS (Identified cost—$7,276,975)			7,488,611

		Ownership%††
PRIVATE REAL ESTATE—OFFICE	0.8%
Legacy Gateway JV LLC, Plano, TX(h)		7.9%	2,753,141

TOTAL PRIVATE REAL ESTATE (Identified cost—$3,297,269)			2,753,141

		Shares	Value
SHORT-TERM INVESTMENTS	2.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.95%(i)		7,855,566	$7,855,566
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.94%(i)		463,553	463,553

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$8,319,119)			8,319,119

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$267,760,415)	99.9%		339,920,695
WRITTEN OPTION CONTRACTS (Premiums received—$44,337)	(0.0)		(31,842)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1		573,633
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)

NET ASSETS (Equivalent to $12.77 per share based on 26,655,274 shares of common stock outstanding)	100.0%		$340,337,486

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(j)	Premiums Received	Value
Call — American Tower Corp.	$240.00	10/18/24	(30)	$(697,680)	$(5,668)	$(4,440)
Call — Prologis, Inc.	130.00	10/18/24	(53)	(669,284)	(11,743)	(8,745)
Call — Simon Property Group, Inc.	175.00	10/18/24	(40)	(676,080)	(8,503)	(3,200)
Call — Iron Mountain, Inc.	125.00	11/15/24	(59)	(701,097)	(15,693)	(15,045)
Put — Iron Mountain, Inc.	97.50	10/18/24	(59)	(701,097)	(2,294)	(246)
Put — Rexford Industrial Realty, Inc.	45.00	10/18/24	(10)	(50,310)	(436)	(166)
			(251)	$(3,495,548)	$(44,337)	$(31,842)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	1,374,882	USD	1,523,878	10/2/24	$(6,571)
Brown Brothers Harriman	USD	1,534,588	EUR	1,374,882	10/2/24	(4,139)
Brown Brothers Harriman	EUR	1,388,637	USD	1,551,955	11/4/24	4,068
						$(6,642)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
††	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)	Restricted security. Aggregate holdings equal 0.5% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $1,335,937.
(b)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $661,202 in aggregate has been pledged as collateral.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $6,484,156 or 1.9% of the net assets of the Fund.

(e)	Security converts to floating rate after the indicated fixed–rate coupon period.
(f)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $5,013,948 which represents 1.5% of the net assets of the Fund, of which 0.0% are illiquid.

(g)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $2,946,647 which represents 0.9% of the net assets of the Fund, of which 0.0% are illiquid.

(h)	Security value is determined based on significant unobservable inputs (Level 3).
(i)	Rate quoted represents the annualized seven–day yield.
(j)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RFI Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgements and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of September 30, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock—Real Estate	$266,223,916	$—	$—		$266,223,916
Preferred Securities—Exchange-Traded	26,420,517	—	—		26,420,517
Preferred Securities—Over-the-Counter	—	28,715,391	—		28,715,391
Corporate Bonds	—	7,488,611	—		7,488,611
Private Real Estate—Office	—	—	2,753,141	(a)	2,753,141
Short-Term Investments	—	8,319,119	—		8,319,119

Total Investments in Securities(b)	$292,644,433	$44,523,121	$2,753,141		$339,920,695

Forward Foreign Currency Exchange Contracts	$—	$4,068	$—		$4,068

Total Derivative Assets(b)	$—	$4,068	$—		$4,068

Forward Foreign Currency Exchange Contracts	$—	$(10,710)	$—		$(10,710)
Written Option Contracts	(31,430)	(412)	—		(31,842)

Total Derivative Liabilities(b)	$(31,430)	$(11,122)	$—		$(42,552)

(a)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1-Portfolio Valuation.

(b)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2023	Transfer out of Level 3(a)	Change in unrealized appreciation (depreciation)	Balance as of September 30, 2024
Common Stock—Real Estate—Industrials	$2,363,790	$(1,703,981)	$(659,809)	$—
Private Real Estate—Office	3,058,561	—	(305,420)	2,753,141

(a)

As of December 31, 2023, the Fund used significant unobservable inputs in determining the value of this investment. As of September 30, 2024, the same investment was transferred from Level 3 to Level 1 as a result of the availability of quoted prices in active markets.

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2024 which were valued using significant unobservable inputs (Level 3) amounted to $(305,420).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2024	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
		Discounted	Terminal Capitalization Rate	7.00%	Decrease
Private Real Estate—Office	$2,753,141	Cash Flow	Discount Rate	8.00%	Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

The following summarizes the monthly average volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2024:

	Purchased Option Contracts(b)	Written Option Contracts(b)	Forward Foreign Currency Exchange Contracts
Average Notional Amount(a)	$603,930	$4,295,165	$1,219,012

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts and forward foreign currency exchange contracts outstanding at month-end. For the period, this represents three months for purchased option contracts, nine months for written option contracts and nine months for forward foreign currency exchange contracts.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.